                                                                 EXECUTION COPY









                                   $85,000,000


                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                  June 20, 1996

                                      among

                               Chemed Corporation,

                             The Banks Listed Herein

                                       and

                         Bank of America National Trust

                        and Savings Association, as Agent

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS...........................................................................................     1

         SECTION 1.01. Definitions...............................................................................     1

         SECTION 1.02. Accounting Terms and Determinations.......................................................    10

ARTICLE II  THE CREDITS..........................................................................................    11

         SECTION 2.01. Commitments to Lend.......................................................................    11

         SECTION 2.02. Method of Borrowing.......................................................................    11

         SECTION 2.03. Bid Borrowings............................................................................    12

         SECTION 2.04. Procedure for Bid Borrowings..............................................................    12

         SECTION 2.05. Notes.....................................................................................    17

         SECTION 2.06. Maturity of Loans.........................................................................    18

         SECTION 2.07. Interest Rates............................................................................    18

         SECTION 2.08. Fees......................................................................................    19

         SECTION 2.09. Optional Termination or Reduction of Commitments..........................................    20

         SECTION 2.10. Mandatory Termination of Commitments......................................................    20

         SECTION 2.11. Prepayments...............................................................................    20

         SECTION 2.12. General Provisions as to Payments.........................................................    21

         SECTION 2.13. Funding Losses............................................................................    21

         SECTION 2.14. Computation of Interest and Fees..........................................................    22

ARTICLE III  CONDITIONS..........................................................................................    23

         SECTION 3.01. Effectiveness.............................................................................    23

         SECTION 3.02. Borrowings................................................................................    23

ARTICLE IV  REPRESENTATIONS AND WARRANTIES.......................................................................    25

         SECTION 4.01. Corporate Existence and Power.............................................................    25

         SECTION 4.02. Corporate and Governmental Authorization; No Contravention................................    25


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
         SECTION 4.03. Binding Effect...............................................................    25

         SECTION 4.04. Financial Information........................................................    25

         SECTION 4.05. Litigation...................................................................    26

         SECTION 4.06. Compliance with ERISA........................................................    26

         SECTION 4.07. Environmental Matters........................................................    26

         SECTION 4.08. Taxes........................................................................    27

         SECTION 4.09. Subsidiaries.................................................................    27

         SECTION 4.10. Not an Investment Company....................................................    27

         SECTION 4.11. Full Disclosure..............................................................    27

ARTICLE V  COVENANTS................................................................................    28

         SECTION 5.01. Information..................................................................    28

         SECTION 5.02. Maintenance of Certain Financial Conditions..................................    30

         SECTION 5.03. Liens........................................................................    31

         SECTION 5.04. Transactions with Affiliates.................................................    33

         SECTION 5.05. Consolidation, Merger, Sale of Assets, etc...................................    33

         SECTION 5.06. Nature of Business...........................................................    35

         SECTION 5.07. Maintenance of Books and Office..............................................    35

         SECTION 5.08. Corporate Existence; Payment of Taxes; Maintenance of Properties; Insurance;
                       Compliance with Laws' Maintenance of Patents, etc............................    35

         SECTION 5.09. Use of Proceeds..............................................................    37

ARTICLE VI  DEFAULTS................................................................................    38

         SECTION 6.01. Events of Default............................................................    38

         SECTION 6.02. Notice of Default............................................................    40

ARTICLE VII  THE AGENT..............................................................................    41

         SECTION 7.01. Appointment and Authorization; "Agent".......................................    41


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
         SECTION 7.02. Agent and Affiliates........................................................    41

         SECTION 7.03. Action by Agent.............................................................    41

         SECTION 7.04. Consultation with Experts...................................................    41

         SECTION 7.05. Liability of Agent..........................................................    41

         SECTION 7.06. Indemnification.............................................................    42

         SECTION 7.07. Credit Decision.............................................................    42

         SECTION 7.08. Successor Agent.............................................................    42

         SECTION 7.09. Agent's Fee.................................................................    43

         SECTION 7.10. Suspension of Agent.........................................................    43

ARTICLE VIII  CHANGE IN CIRCUMSTANCES..............................................................    44

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair....................    44

         SECTION 8.02. Illegality..................................................................    44

         SECTION 8.03. Increased Cost and Reduced Return...........................................    45

         SECTION 8.04. Base Rate Loans Substituted for Affected Fixed Rate Loans...................    46

ARTICLE IX  MISCELLANEOUS..........................................................................    47

         SECTION 9.01. Notices.....................................................................    47

         SECTION 9.02. No Waivers..................................................................    47

         SECTION 9.03. Expenses; Documentary Taxes; Indemnification................................    47

         SECTION 9.04. Amendments and Waivers......................................................    48

         SECTION 9.05. Successors and Assigns......................................................    48

         SECTION 9.06. Governing Law; Submission to Jurisdiction...................................    50

         SECTION 9.07. Counterparts; Integration...................................................    50

         SECTION 9.08. WAIVER OF JURY TRIAL........................................................    50


PRICING SCHEDULE...................................................................................    52

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                  AMENDED AND RESTATED AGREEMENT dated as of June 20, 1996 among CHEMED CORPORATION, the Banks listed on the signature pages hereof and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent").

                      The parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

                  "Absolute Rate" has the meaning specified in subsection
2.03(c).

                  "Absolute Rate Auction" means a solicitation of Competitive Bids setting forth Absolute Rates pursuant to Section 2.03(c).

                  "Absolute Rate Bid Loan" means a Bid Loan that bears interest at a rate determined with reference to the Absolute Rate.

                  "Adjusted Consolidated Net Worth" means, as of any date of determination (a) the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves) at which the assets of the Borrower and its Consolidated Subsidiaries would be shown on the consolidated balance sheet of the Company and its Consolidated Subsidiaries as at such date, minus (b) the amount at which the consolidated liabilities of the Borrower and its Consolidated Subsidiaries (other than capital stock and surplus) would be shown on such balance sheet, and including as liabilities all reserves for contingencies and other potential liabilities and all minority interests in Consolidated Subsidiaries and minus (c) unrealized appreciation on Investments.

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.07(b).

                  "Affiliate" means, with respect to any Person, any other Person (a) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, (b) which other Person beneficially owns or holds 5% or more of the shares of any class of Voting Stock of such Person or (c) 5% or more of any class of the Voting Stock of which is beneficially owned or held by such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock or by contract or otherwise.

                  "Agent" means Bank of America National Trust and Savings Association in its capacity as agent for the Banks hereunder, and its successors in such capacity.

                  "Applicable Lending Office" means, with respect to any Bank,
(i) in the case of its Domestic Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

                  "Arranger" means BA Securities, Inc., a Delaware corporation.

                  "Assignee" has the meaning set forth in Section 9.05(c).

                  "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.05(c), and their respective successors.

                  "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Reference Rate for such day and (ii) the sum of 1% plus the Federal Funds Rate for such day.

                  "Base Rate Loan" means a Loan to be made by the Bank as a Base Rate Loan pursuant to the applicable Notice of Borrowing or Article VIII.

                  "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "Bid Borrowing" means a Borrowing hereunder consisting of one or more Bid Loans made to the Company on the same day by one or more Banks or Designate Bidders.

                  "Bid Loans" means loans made pursuant to Section 2.03.

                  "Bid Loan Note" means each Bank's Note evidencing the Bid Loans in the form of Exhibit B.

                  "Borrower" means Chemed Corporation, a Delaware corporation, and its successors.

                  "Borrower's 1995 Form 10-K" means the Borrower's annual report on Form 10-K for 1995, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Bank pursuant to Article II. A Borrowing is a "Domestic Borrowing" if such Loans are Domestic Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. A Domestic Borrowing is a "Base Rate Borrowing" if such Domestic Loans are Base Rate Loans.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would be required to be classified and accounted for as a capital lease on the balance sheet of such Person, other than, in the case of the Borrower or a Consolidated Subsidiary, any such lease under which the Borrower or a Wholly-Owned Consolidated Subsidiary is the lessor.

                  "Capital Lease Obligation" means, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would appear on the balance sheet of such lessee (or the notes thereto) in respect of such Capital Lease.

                  "Change of Control" means any event or circumstance in connection with or as a result of which any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 50% or more of the outstanding shares of common stock of the Borrower; or, during any period of 12 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower.

                  "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced or increased from time to time pursuant to Sections 2.09,
2.10 and 2.11.

                  "Committed Loans" means loans made pursuant to Section 2.01.

                  "Committed Note" means each Bank's Note evidencing Committed Loans in the form of Exhibit A.

                  "Competitive Bid" means an offer by a Bank or Designated Bidder to make a Bid Loan in accordance with Section 2.03(b).

                  "Consolidated Funded Debt" means, as at any date of determination, the aggregate principal amount of all Funded Debt of the Borrower and its Consolidated Subsidiaries outstanding on such date, determined on a consolidated basis.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

                  "Debt" means, as applied to any Person, (a) all debt of such Person for borrowed money (and any notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money), (b) any obligation of such Person for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (c) any obligation secured by any Lien on or payable out of the proceeds of production from property owned or held by such Person even though such Person has not assumed or become liable for the payment of such obligation, (d) any Capital Lease Obligation of such Person and (e) any Guarantee by such Person of or with respect to Debt of another Person. In determining the Debt and assets of any Person, no effect shall be given to deposits, trust arrangements or similar defeasance arrangements which extinguish Debt for which such Person remains legally liable.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Designated Bidder" means an affiliate of a Bank that is an Assignee.

                  "Domestic Business Day" means any business day on which banks in San Francisco, California are open for business.

                  "Domestic Lending Office" means, as to each Bank, its office located at its address set forth on the signature page or pages hereof or such other office as each Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

                  "Domestic Loans" means Base Rate Loans.

                  "EBIT" means income before interest expense, income taxes, and minority interests, excluding capital gains and losses.

                  "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

                  "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA Group" means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

                  "Euro-Dollar Lending Office" means, as to the Bank, its office, branch or affiliate located at its address set forth on the signature page or pages hereof or such other office, branch or affiliate of the Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Bank.

                  "Euro-Dollar Loan" means a Loan to be made by the Bank as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                  "Euro-Dollar Margin" has the meaning set forth in Section 2.07(b).

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.07(b).

                  "Event of Default" has the meaning set forth in Section 6.01.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/lOOth of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

                  "Fixed Rate Borrowing" means a Euro-Dollar Borrowing.

                  "Fixed Rate Loans" means Euro-Dollar Loans.

                  "Funded Debt" of any Person as of any date of determination thereof means all Debt of such Person which would be classified on the balance sheet of such Person as of such date as long-term debt, and including in any event all Debt of such Person, whether secured or unsecured, having a final maturity (or which, pursuant to the terms of a revolving credit agreement or otherwise, is renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof (including any portion thereof which is on such date included in current liabilities of such Person).

                  "Guarantee" as applied to any Person means any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the amount of the obligation guaranteed.

                  "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three, six or nine months thereafter, as the Borrower may elect in the applicable Notice of Borrowing and subject, in the case of an Interest Period ending nine months after the date of such Borrowing, to availability as determined by the Agent; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                  (c) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

                  (2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending no later than 30 days thereafter; provided that:

                  (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                  (b) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

                  (3) with respect to any Absolute Rate Bid Loan, a period of not less than 7 days and not more than 183 days as selected by the Borrower in the applicable Competitive Bid Request and agreed to by the appropriate Bank or Designated Bidder; provided, that no such Interest Period shall extend beyond the Termination Date.

                  "Internal Revenue Code means the Internal Revenue Code of 1986, as amended, or any successor statute.

                  "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise and any gift, donation or other transfer of property to such Person.

                  "Lien" as to any Person means any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other Person as the secured party thereunder to file any financing statement which names such Person as debtor.

                  "Loan" means a Domestic Loan, Euro-Dollar Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or both. Loan also includes both Bid Loans and Committed Loans.

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.07 (b).

                  "Material Debt" means any Debt of the Company or any Subsidiary the aggregate principal amount of which exceeds $2,500,000.

                  "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $5,000,000.

                  "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "Note(s)" means the promissory notes of the Borrower, substantially in the form of Exhibits A and B hereto, evidencing the obligation of the Borrower to repay the Loans to each Bank. Note(s) shall include both Bid Loan Notes and Committed Loan Notes.

                  "Notice of Borrowing" has the meaning set forth in Section
2.02.

                  "Parent" means, with respect to any Bank, any Person controlling such Bank.

                  "Participant" has the meaning set forth in Section 9.05(b)

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "Pricing Schedule" means the Pricing Schedule attached to this Agreement.

                  "Reference Rate" means the rate of interest publicly announced as its reference rate by the Agent in San Francisco, California.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

                  "Revolving Credit Period" means the period from and including the Effective Date to but excluding the Termination Date.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                  "Termination Date" means June 20, 2001, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

                  "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "Voting Stock" means capital stock of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or persons performing similar functions) of such corporation.

                  "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the equity securities (except directors' qualifying shares) of which are owned by the Borrower or another Wholly-Owned Consolidated Subsidiary.

                  SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.

                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01. Commitments to Lend. During the Revolving Credit Period each Bank agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower from time to time amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $1,000,000 or any larger multiple thereof (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.11, prepay Committed Loans and reborrow at any time during the Revolving Credit Period under this Section.

                  SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Agent notice (a "Notice of Borrowing") no later than 10:00 A.M. (Chicago time) on a date at least one Domestic Business Day before each Domestic Borrowing and at least three Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                  (ii) the aggregate amount of such Borrowing,

                  (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

                  (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                  (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                  (c) Not later than 11:00 A.M. (New York City time) on the date of each Borrowing, each Bank shall (except as provided in subsection (d) of this Section) make available its ratable share of such Borrowing in Federal or other funds immediately available in New York City, to the Agent at its address specified in or pursuant to Section 9.01. Unless the Agent or the Required Banks determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

                  (d) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

                  (e) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (c) and (d) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                  SECTION 2.03. Bid Borrowings. In addition to Committed Loans pursuant to Section 2.02, each Bank severally agrees that the Borrower may, as set forth in Section 2.04, from time to time request the Banks prior to the Revolving Termination Date to submit offers to make Bid Loans to the Borrower; provided, however, that the Banks may, but shall have no obligation to, submit such offers and the Borrower may, but shall have no obligation to, accept any such offers, and any Bank may designate one or more Designated Bidders to make such offers from time to time and, if such offers are accepted by the Borrower, to make such Bid Loans; and provided, further, that at no time shall the outstanding aggregate principal amount of all Bid Loans made by all Banks and Designated Bidders, plus the outstanding aggregate principal amount of all Committed Loans made by all Banks exceed the combined Commitments.

                  SECTION 2.04. Procedure for Bid Borrowings. (a) When the Borrower wishes to request the Banks to submit offers to make Bid Loans hereunder, it shall transmit to the Agent by telephone call followed promptly by facsimile transmission a notice in substantially the form of Exhibit C (a "Competitive Bid Request") so as to be received no later than 7:00 a.m. (San Francisco time) (x) four Euro-Dollar Business Days prior to the date of a proposed Bid Borrowing in the case of a LIBOR Auction, or (y) two Domestic Business Days prior to the date of a proposed Bid Borrowing in the case of an Absolute Rate Auction, specifying:

                           (i) the date of such Bid Borrowing, which shall be a Business Day;

                           (ii) the aggregate amount of such Bid Borrowing, which shall be a minimum amount of $10,000,000 or in multiples of $1,000,000 in excess thereof;

                           (iii) whether the Competitive Bids requested are to be for LIBOR Bid Loans or Absolute Rate Bid Loans or both; and

                           (iv) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of "Interest Period" herein.

Subject to subsection 2.04(c), the Borrower may not request Competitive Bids for more than three Interest Periods in a single Competitive Bid Request and may not request Competitive Bids more than once in any period of five Business Days.

                  (b) Upon receipt of a Competitive Bid Request, the Agent will promptly send to the Banks and Designated Bidders by facsimile transmission an Invitation for Competitive Bids in the form of Exhibit C-1, which shall constitute an invitation by the Borrower to each Bank and Designated Bidder to submit Competitive Bids offering to make the Bid Loans to which such Competitive Bid Request relates in accordance with this Section 2.04.

                  (c) (i) Each Bank and Designated Bidder may at its discretion submit a Competitive Bid containing an offer or offers to make Bid Loans in response to any Invitation for Competitive Bids. Each Competitive Bid must comply with the requirements of this subsection 2.04(c) and must be submitted to the Agent by facsimile transmission at the Agent's office for notices set forth on the signature pages hereto not later than (1) 6:30 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (2) 6:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction; provided that Competitive Bids submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Bank or Designated Bidder may be submitted, and may only be submitted, if the Agent or such Affiliate notifies the

         Borrower of the terms of the offer or offers contained therein not later than (A) 6:15 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction or
         (B) 6:15 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction.

                           (ii) Each Competitive Bid shall be in substantially the form of Exhibit C-2, specifying therein:

                                    (A)  the proposed date of Borrowing;

                                    (B) the principal amount of each Bid Loan
                  for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Commitment of the quoting Bank, (y) must be $5,000,000 or in multiples of $1,000,000 in excess thereof, and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested;

                                    (C) in case the Borrower elects a LIBOR
                  Auction, the margin above or below LIBOR (the "LIBOR Bid Margin") offered for each such Bid Loan, expressed in multiples of 1/1000th of one basis point to be added to or subtracted from the applicable LIBOR and the Interest Period applicable thereto;

                                    (D) in case the Borrower elects an Absolute
                  Rate Auction, the rate of interest per annum expressed in multiples of 1/1000th of one basis point (the "Absolute Rate") offered for each such Bid Loan; and

                                    (E) the identity of the quoting Bank or
                  Designated Bidder.

         A Competitive Bid may contain up to three separate offers by the quoting Bank or Designated Bidder with respect to each Interest Period specified in the related Invitation for Competitive Bids.

                           (iii) Any Competitive Bid shall be disregarded if it:

                                    (A) is not substantially in conformity with
                  Exhibit C-2 or does not specify all of the information required by subsection (c)(ii) of this Section;

                                    (B) contains qualifying, conditional or
                  similar language;

                                    (C) proposes terms other than or in addition
                  to those set forth in the applicable Invitation for Competitive Bids; or

                                    (D) arrives after the time set forth in
                  subsection (c)(i).

                  (d) Promptly on receipt and not later than 7:00 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing in the case of a LIBOR Auction, or 7:00 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction, the Agent will notify the Borrower of the terms (i) of any Competitive Bid submitted by a Bank or Designated Bidder that is in accordance with subsection 2.04(c), and (ii) of any Competitive Bid that amends, modifies or is otherwise inconsistent with a previous Competitive Bid submitted by such Bank or Designated Bidder with respect to the same Competitive Bid Request. Any such subsequent Competitive Bid shall be disregarded by the Agent unless such subsequent Competitive Bid is submitted solely to correct a manifest error in such former Competitive Bid and only if received within the times set forth in subsection 2.04(c). The Agent's notice to the Borrower shall specify (1) the aggregate principal amount of Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Request; and (2) the respective principal amounts and LIBOR Bid Margins or Absolute Rates, as the case may be, so offered. Subject only to the provisions of this subsection (d), any Competitive Bid shall be irrevocable except with the written consent of the Agent given on the written instructions of the Borrower.

                  (e) Not later than 7:30 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or 7:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction, the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.04(d). The Borrower shall be under no obligation to accept any offer and may choose to reject all offers. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that is accepted. The Borrower may accept any Competitive Bid in whole or in part; provided that:

                           (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

                           (ii) the principal amount of each Bid Borrowing must be $10,000,000 or in any multiple of $1,000,000 in excess thereof;

                           (iii) acceptance of offers may only be made on the basis of ascending LIBOR Bid Margins or Absolute Rates within each Interest Period, as the case may be; and

                           (iv) the Borrower may not accept any offer that is described in subsection 2.04(c)(iii) or that otherwise fails to comply with the requirements of this Agreement.

                  (f) If offers are made by two or more Banks or Designated Bidders with the same LIBOR Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks or Designated Bidders as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Bid Loans shall be conclusive in the absence of manifest error.

                  (g) (i) The Agent will promptly notify each Bank or Designated Bidder having submitted a Competitive Bid if its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made by it on the date of the Bid Borrowing.

                           (ii) Each Bank or Designated Bidder, which has received notice pursuant to subsection 2.04(g)(i) that its Competitive Bid has been accepted, shall make the amounts of such Bid Loans available to the Agent for the account of the Borrower at the Agent's Payment Office, by 11:00 a.m. (San Francisco time) in the case of Absolute Rate Bid Loans, and by 11:00 a.m. (San Francisco time) in the case of LIBOR Bid Loans, on such date of Bid Borrowing, in funds immediately available to the Agent for the account of the Company at the Agent's Payment Office.

                           (iii) Promptly following each Bid Borrowing, the Agent shall notify each Bank and Designated Bidder of the ranges of bids submitted and the highest and lowest Bids accepted for each Interest Period requested by the Borrower and the aggregate amount borrowed pursuant to such Bid Borrowing.

                           (iv) From time to time, the Company and the Banks and Designated Bidders shall furnish such information to the Agent as the Agent may request relating to the making of Bid Loans, including the amounts, interest rates, dates of borrowings and maturities thereof, for purposes of the allocation of amounts received from the Company for payment of all amounts owing hereunder.

                  (h) If, on or prior to the proposed date of Borrowing, the Commitments have not been terminated and if, on such proposed date of Borrowing all applicable conditions to funding referenced hereof are satisfied, the Banks and Designated Bidders whose offers the Borrower has accepted will fund each Bid Loan so accepted. Nothing in this Section 2.04 shall be construed as a right of first offer in favor of the Banks or Designated Bidders or to otherwise limit the ability of the Borrower to request and accept credit facilities from any Person (including any of the Banks or Designated Bidders), provided that no Default or Event of Default would otherwise arise or exist as a result of the Borrower executing, delivering or performing under such credit facilities.

                  SECTION 2.05. Notes. (a) The Committed Loans of each Bank shall be evidenced by a single Committed Loan Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans. The Bid Loans of each Bank shall be evidenced by a single Bid Loan Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

                  (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Committed Loan Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each such Bid Loan Note shall be in substantially the form of Exhibit B hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

                  (c) Upon receipt of each Bank's Committed Loan Note or Bid Loan Note, the Agent shall mail such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                  SECTION 2.06. Maturity of Loans. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                  SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

                  (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin set forth on the Pricing Schedule plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                  "Euro-Dollar Margin" means the applicable percentage set forth on the Pricing Schedule.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the prevailing rates per annum at which deposits in United States dollars are offered to the Agent in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement applicable to the Agent in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the Euro-Dollar Margin plus the Adjusted London Interbank Offered Rate applicable to such Loan and (ii) the Euro-Dollar Margin plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the prevailing rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Bank may select) deposits in United States dollars in an amount approximately equal to such overdue payment due to the Agent are offered by the Agent to prime banks in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the EuroDollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

                  (d) The Agent shall determine each interest rate applicable to the Committed Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks by telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error. As of the date of this Agreement, the interest rate applicable to the Committed Loans shall be at Level III on the Pricing Schedule.

                  SECTION 2.08. Fees. (a) Facility Fees. The Borrower shall pay to the Agent for the Account of the Banks ratably in proportion to their Commitments facility fees at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue (i) (from and including the Effective Date to but excluding the date of termination of the Commitment in its entirety on the daily aggregate amount of the Commitment (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Loans.

                  (b) Payment of Facility Fees. Accrued fees under this Section shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 and on the date of termination of the Commitment in its entirety (and, if later, the date the Loans shall be repaid in their entirety).

                  (c) Closing Fees. The Borrower shall pay to each Bank (other than Bank of America Illinois) a closing fee of 0.03% computed on each such Bank's pro rata portion of the Facility. The Borrower also agrees to pay each Bank an annual fee of 0.02%, computed on each Bank's pro rata portion of the Facility; provided, that such pro rata portion shall not be less than $25,000,000. The closing fee shall be payable on the date this Agreement closes pursuant to Section 3.01. The annual fee shall be payable on each anniversary of the closing date.

                  SECTION 2.09. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least two Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of $5,000,000 or any larger multiple of $1,000,000, the unused portion of the Commitment. If the Commitment is terminated in its entirety, all accrued Facility Fees shall be payable on the effective date of such termination.


                  SECTION 2.10. Mandatory Termination of Commitments. The Commitment shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  SECTION 2.11. Prepayments. (a) The Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Base Rate Borrowing at any time, or from time to time in part in an aggregate amount of $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount thereof to be prepaid, together with accrued interest thereon to the date of prepayment.

                  (b) The Borrower may upon (i) at least two Euro-Dollar Business Days' notice to the Agent, subject to Section 2.13, prepay any Euro-Dollar Borrowing, in whole at any time, in either case by paying the principal amount to be prepaid, together with accrued interest thereon to the date of prepayment.

                  (c) Each partial optional prepayment referred to in subsection
(a) or (b) above shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

                  (d) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.


                  SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of facility fees hereunder, not later than 11:00 A.M. (Chicago time) on the date when due, in Federal or other funds immediately available in Chicago to the Bank at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                  (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

                  SECTION 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Section 2.11(b) or Article VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto or if the Borrower fails to borrow any Fixed Rate Loans after notice has been given to such Bank in accordance with Section 2.02(a), the Borrower shall reimburse such Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties and including the loss of margin for the period after any such payment or failure to borrow, provided that the Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error, and provided further that, in the case of any prepayment pursuant to Section 2.09(b), such reimbursement shall be made simultaneously with such prepayment (it being understood that such simultaneous reimbursement shall be a condition to the Borrower's right to make such prepayment pursuant to Section 2.11(b)).

                  SECTION 2.14. Computation of Interest and Fees. All interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                   ARTICLE III

                                   CONDITIONS


                  SECTION 3.01. Effectiveness. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.04):

                  (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) receipt by the Agent of the duly executed Notes dated on or before the Effective Date;

                  (c) receipt by the Agent of an opinion of Ms. Naomi C. Dallob, Secretary of the Borrower, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent and the Required Banks may reasonably request;

                  (d) receipt by the Bank of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent and the Required Banks;

provided; that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied on or before June 20, 1996. The Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

                  SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Agent of notice of such Borrowing as required by Section 2.02;

                  (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

                  (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

                  (d) the fact that the representations and warranties of the Borrower contained in this Agreement shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(b), (c) and (d) of this Section.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants that:

                  SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                  SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

                  SECTION 4.04. Financial Information.

                  (a) The consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1995 and the related consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for the fiscal year then ended, reported on by Price Waterhouse and set forth in the Borrower's 1995 Form 10-K, a copy of which has been delivered to the Bank, fairly present, in conformity with generally accepted accounting principles, the consolidated and consolidating financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

                  (b) The unaudited consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 1996 and the related unaudited consolidated and consolidating statements of income and cash flows for the three months then ended, set forth in the Borrower's quarterly report for the fiscal quarter ended March 31, 1996 as filed with the

Securities and Exchange Commission on Form 10-Q, a copy of which has been sent to the Bank, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section 4.04, the consolidated and consolidating financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated and consolidating results of operations and cash flows for such three month period (subject to normal year-end adjustments).

                  (c) Since December 31, 1995 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

                  SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

                  SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                  SECTION 4.07. Environmental Matters. In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted there and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that Environmental Laws are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

                  SECTION 4.08. Taxes. United States Federal income tax returns of the Borrower and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1993. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

                  SECTION 4.09. Subsidiaries. Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  SECTION 4.10. Not an Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 4.11. Full Disclosure. All information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Agent or any Bank in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee) the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.

                                    ARTICLE V

                                    COVENANTS


                  The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

                  SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                  (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Price Waterhouse or other independent public accountants of nationally recognized standing;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter, the related consolidated and consolidating statement of income for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter and the related consolidated and consolidating statement of cash flows for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter or the corresponding portion of the Borrower's previous fiscal year, as appropriate, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of clauses (a) through (e), inclusive, of Section 5.02, clause (h)(ii) of Section 5.03 and clause (d)(ii) of Section 5.05 and the proviso to clause (d) of such Section on the date of such financial statements, (ii) calculation of the Ratio (as defined on the Pricing Schedule) and a designation of the appropriate Level and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations (other than any calculations required pursuant to (A) of clause (h)(ii) of Section 5.03 or the proviso to clause (d) of Section 5.05) set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

                  (e) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

                  (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any reportable event (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

                  (i) from time to time such additional information regarding the financial position, results of operations business or prospects of the Borrower and its Subsidiaries as the Agent at the request of any Bank may reasonably request; and

                  (j) copies of the covenant compliance worksheets delivered pursuant to the Note Purchase Agreement dated as of November 1, 1988 for 10.67% Series B Senior Notes due November 1, 2003 and the Note Agreement dated December 22, 1992 for the 8.15% Senior Notes due December 15, 2004.

                  SECTION 5.02. Maintenance of Certain Financial Conditions. The Borrower will not on any date permit:

                  (a) Adjusted Consolidated Net Worth to be less than $135,000,000 plus 25% of consolidated net income (calculated on a cumulative basis), commencing for periods after June 30, 1996. The minimum amount of Adjusted Consolidated Net Worth required by the preceding sentence shall not be reduced by 25% of any net losses incurred in any period;

                  (b) the aggregate amount of Consolidated Funded Debt to exceed 150% of Adjusted Consolidated Net Worth;

                  (c) the sum (without duplication) of (i) the aggregate principal amount of outstanding Debt of all Consolidated Subsidiaries (other than Debt of a Consolidated Subsidiary to the Borrower or another Wholly-Owned Consolidated Subsidiary) plus (ii) the aggregate principal amount of all outstanding Funded Debt of the Borrower and its Consolidated Subsidiaries secured by Liens permitted by paragraphs (g),
         (h) and (i) of Section 5.03 to exceed 30% of Adjusted Consolidated Net Worth; and

                  (d) any Debt of the Borrower to a Consolidated Subsidiary other than Debt (exclusive of Funded Debt) incurred in the ordinary course of business for cash management purposes.

                  (e) Interest Coverage Ratio. The ratio of its EBIT to its consolidated interest expense to exceed 3.0 to 1.0 as of the last day of any consecutive four quarter period.

                  SECTION 5.03. Liens. The Borrower will not, and will not permit any Consolidated Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any asset of any character of the Borrower or any Consolidated Subsidiary (whether held on the date hereof or hereafter acquired) or any interest therein or any income or profits therefrom, except, subject to compliance with the last paragraph of this
Section 5.03:

                  (a) Liens for taxes, assessments or governmental charges or levies either not yet due or the payment of which is not at the time required by Section 5.08(b);

                  (b) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons incurred in the ordinary course of business for sums either not yet due or the payment of which is not at the time required by Section 5.08(b);

                  (c) Liens (other than any Lien created or imposed under ERISA) incurred or made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security insurance, or to secure the performance of tenders, statutory obligations, surety and appeal bonds (subject to the provisions of paragraph (d) below), bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive in any case of obligations incurred in connection with the borrowing of money or the obtaining of advances or credit);

                  (d) any attachment or judgment Lien arising in connection with court proceedings, provided that (i) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings diligently conducted, (ii) such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor and (iii) neither the Borrower's nor any such Consolidated Subsidiary's title to or right to the use any of its property is impaired in any material respect by reason of such Lien or contest;

                  (e) easements, licenses, rights-of-way and other rights and privileges in the nature of easements and similar Liens incidental to the ownership of property and not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, individually or in the aggregate, interfere with the ordinary conduct of the business of the Borrower or any Consolidated Subsidiary or materially detract from the value of the properties subject to any such Liens;

                  (f) Liens on property of any Consolidated Subsidiary securing Debt or other obligations of such Consolidated Subsidiary owing to the Borrower or to another Wholly-Owned Consolidated Subsidiary;

                  (g) Liens specified on Schedule I; provided, however, that no such Lien shall be extended to any other property of the Borrower or any Consolidated Subsidiary;

                  (h) any Lien (including a Capital Lease) incurred solely to secure (1) the deferred purchase price of property consisting of fixed assets acquired by the Borrower or any Consolidated Subsidiary after the date hereof or (2) Debt incurred solely for the purpose of financing the acquisition of such property (if such Debt is incurred at the time of or within 60 days after such acquisition); any lien existing on property acquired at the time of acquisition thereof or (3) in the case of any Person which hereafter becomes a Consolidated Subsidiary, any Lien in respect of its property existing at the time such Person becomes a Consolidated Subsidiary; provided, however, that

                           (i) no such Lien shall extend to any other property
                  of the Borrower or any Consolidated Subsidiary, and

                           (ii) the aggregate principal amount of all Debt
                  secured by all such Liens on all such property shall at no time exceed an amount equal to the lesser of (A) the cost (including the principal amount of any pre-existing Debt secured by such Liens, whether or not the Borrower or such Consolidated Subsidiary has any personal liability with respect thereto) of such property to the Borrower or such Consolidated Subsidiary, as the case may be, and (B) the fair market value of such property (as determined in good faith by the board of directors of the Borrower) at the time of the incurrence of such Lien; and

                           (iii) Liens extending, renewing or refinancing any
                  Lien permitted by paragraph (g) or (h) of this Section 5.03 provided that the principal amount of the Debt secured by such Lien is not increased and such Lien is not extended to any other property of the Borrower or any Consolidated Subsidiary.

                  For all purposes of this Section 5.03, (i) any Person becoming a Consolidated Subsidiary after the Effective Date shall be deemed to have incurred all of its then existing Liens at the time it becomes a Consolidated Subsidiary, (ii) any extension, renewal or refinancing of any Lien by the Borrower or any Consolidated Subsidiary shall be deemed to be an incurrence of such Lien at the time of such extension, renewal or refinancing and (iii) any Lien existing on any property or asset at the time it is acquired by the Borrower or any Consolidated Subsidiary shall be deemed to have been incurred at the time of such acquisition.

                  SECTION 5.04. Transactions with Affiliates. The Borrower will not, and will not permit any Consolidated Subsidiary to, directly or indirectly, engage in any transaction with any Affiliate of the Borrower, other than transactions entered into (a) either in the ordinary and reasonable course of business or between the Borrower or such Consolidated Subsidiary, on the one hand, and another Consolidated Subsidiary, on the other hand, and (b) upon terms that are not less favorable (as determined in good faith by the board of directors of the Borrower) to the Borrower or such Consolidated Subsidiary, as the case may be, than those which might be obtained at the time on an arm's-length basis from a Person which is not such an Affiliate.

                  SECTION 5.05. Consolidation, Merger, Sale of Assets, etc. The Borrower will not, and will not permit any Consolidated Subsidiary to, liquidate or dissolve, or consolidate or merge with any other Person, or permit any other Person to consolidate or merge with it, or sell, lease, transfer or otherwise dispose of any of its assets to any other Person (other than in the ordinary course of business), except that, subject to the last paragraph of this Section:

                  (a) any Consolidated Subsidiary may consolidate with or merge with or into (i) the Borrower or any Wholly-Owned Consolidated Subsidiary (if the Borrower or such Wholly-Owned Consolidated Subsidiary shall be the continuing or surviving corporation) or (ii) any other corporation (if such Consolidated Subsidiary shall be the continuing or surviving corporation);

                  (b) any Consolidated Subsidiary may sell, lease, transfer or otherwise dispose of its assets in their entirety to the Borrower or any Wholly-Owned Consolidated Subsidiary, and may thereafter liquidate and dissolve;

                  (c) the Borrower may merge with any other corporation, provided that the Borrower shall be the continuing or surviving corporation; and

                  (d) The Borrower or any Consolidated Subsidiary, in addition to making any sale, lease, transfer or other disposition permitted by the foregoing provisions of this Section 5.05, may in any fiscal year sell, lease, transfer or otherwise dispose of any of its assets for consideration consisting of cash, debt obligations of the transferee thereof (or an Affiliate thereof), the assumption of obligations of the Borrower or such Consolidated Subsidiary relating to such assets, or any combination of the foregoing, which consideration, in any case, shall be at least equal to the fair value of such assets (as determined in good faith by the board of directors of the Borrower) at the time of such sale, lease, transfer or other disposition, but only if (i) the opinion of the board of directors of the Borrower such sale, lease, transfer or other disposition is in the best interests of the Borrower and (ii) after giving effect to such sale, lease, transfer or other disposition and to the application of the proceeds thereof and of all other such sales, leases, transfers and other dispositions theretofore made in the same fiscal year, the reduction in the aggregate book value of the consolidated total assets of the Borrower and its Consolidated Subsidiaries resulting from such sale, lease, transfer or other disposition and all other such sales, leases, transfers and other dispositions theretofore made in the same fiscal year shall not be more than 10% of the aggregate book value of such consolidated total assets as at the end of the then most recently completed prior fiscal year; provided, however, that (1) the consideration for which assets may be sold, leased, transferred or otherwise disposed of in compliance with this subsection
         (d) may not consist, in whole or in part, of the assumption of obligations of the Borrower or any Consolidated Subsidiary relating to such assets unless (A) in connection with, and simultaneously with the effectiveness of such assumption, the Borrower or such Consolidated Subsidiary, as the case may be, shall be relieved under generally accepted accounting principles of all liability therefor or (B) the assumption is provided by a Person whose unsecured debt obligations are then rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation and (2) for purposes of any computation under this subsection (d) consolidated total assets of the Borrower and its Consolidated Subsidiaries (A) shall not include any assets of the Borrower and its Consolidated Subsidiaries consisting of debt obligations of any Person received in any such sale, lease, transfer or other disposition of assets (whether or not consummated in such fiscal year) unless the unsecured debt obligations of such Person shall be rated at the time of such computation Baa or higher by Moody's Investors Service, Inc. and BBB or higher by Standard & Poor's Corporation and (B) shall include an amount equal to the aggregate liabilities which may be accepted as consideration in accordance with clause (1) of this proviso.

                  No merger, consolidation, sale, lease, transfer or other disposition under any of paragraphs (a) through (d), inclusive, above of this Section shall be permitted if at the time thereof, or immediately after giving effect thereto, any Default shall have occurred and be continuing. No sale, lease, transfer or other disposition permitted by this Section 5.05 shall in any event release the Borrower from any of its obligations and liabilities under this Agreement and the Notes.

                  SECTION 5.06. Nature of Business. The Borrower will not, and will not permit any Consolidated Subsidiary to, engage in any line of business in which it is not currently engaged if as a result thereof the business of the Borrower and its Consolidated Subsidiaries, taken as a whole, would be substantially different from what it was as of December 31, 1995, as described in the Borrower's 1995 Form 10-K.

                  SECTION 5.07. Maintenance of Books and Office. The Borrower will, and will cause each of its Consolidated Subsidiaries to, maintain a system of accounting established and administered in accordance with generally accepted accounting principles, keep proper books of record and account in which full, true and correct entries are made of its business transactions, and set aside appropriate reserves, all in accordance with generally accepted accounting principles. The Borrower will maintain its principal office at a location in the United States where notices, presentations and demands in respect of this Agreement and the Notes may be made upon it and will notify the Banks in advance of any change of location of such office.


                  SECTION 5.08. Corporate Existence; Payment of Taxes; Maintenance of Properties; Insurance; Compliance with Laws' Maintenance of Patents, etc. The Borrower will, and will cause each Consolidated Subsidiary to,

                  (a) do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence (except as otherwise permitted by Section 5.05) and its licenses, rights (charter and statutory) and franchises, except that, subject to compliance with Sections 5.05 and 5.07, the licenses, rights and franchises of the Borrower or any Consolidated Subsidiary may be abandoned, modified or terminated if in the good faith judgment of the board of directors of the Borrower such abandonment, modification or termination is in the best interest of the Borrower and is not disadvantageous to the Bank;

                  (b) pay and discharge, or cause to be paid and discharged, when due (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property (real, personal or mixed), or upon any part thereof, and (ii) all lawful claims of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons for labor, materials, supplies and rentals which in any case, if unpaid, might by law become a Lien upon any of its property; provided, however, that the failure of the Borrower or any Consolidated Subsidiary to pay any such tax, assessment, charge, levy or claim shall not constitute a Default hereunder if and for so long as (1) the amount, applicability or validity thereof shall concurrently be contested in good faith by appropriate and timely proceedings and diligently conducted, (2) such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor and (3) neither the Borrower's nor any such Consolidated Subsidiary's title to or right to the use of any of its property is impaired in any material respect by reason of such failure to pay or contest;

                  (c) maintain and keep, or cause to be maintained and kept, in good repair, working order and condition (ordinary wear and tear excepted) all properties used or useful in the business of the Borrower and its Consolidated Subsidiaries and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements and improvements thereof so that the business carried on in connection therewith may be properly and advantageously conducted;

                  (d) maintain, or cause to be maintained, with financially sound and reputable insurers insurance in respect of its properties and business against loss or damage of the kinds customarily insured against by prudent corporations of established reputation engaged in the same or similar business and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations;

                  (e) comply in all material respects with all applicable lawful statutes, regulations and orders of, and all applicable lawful restrictions imposed by, any governmental authority in respect of the conduct of its business and the ownership of its properties (including, without limitation, Environmental Laws and applicable statues, regulations and orders relating to equal employment opportunities), except such as are being contested in good faith by appropriate and timely proceedings diligently conducted, but only if such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor and neither the Borrower's nor any such Consolidated Subsidiary's title to or right to the use of any of its property is impaired in any material respect by reason of such failure to comply or contest;

                  (f) maintain the validity of all patents, trademarks, service marks, trade names, copyrights and the like necessary in any material respect for the conduct of its business as now conducted and as proposed to be conducted; and

                  (g) Chemed Services Agreement. The Borrower also agrees to use its best efforts to maintain the existence of the Chemed Services Agreement currently in effect with National Sanitary Supply and Roto Rooter.

                  SECTION 5.09. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used in violation of any applicable law or regulation.

                                   ARTICLE VI

                                    DEFAULTS

                  SECTION 6.01. Events of Default. if one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of or interest on any Loan, any fees or any other amount payable hereunder;

                  (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02 to 5.05, inclusive, or Section 5.09;

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 10 days after written notice thereof has been given to the Borrower by the Agent at the request of the Bank;

                  (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Debt when due or within any applicable grace period;

                  (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorized any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                  (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multi-employer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

                  (j) a judgement or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days; or

                  (k) a Change of Control shall have occurred;

then, and in every such event, the Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate and (ii) if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the

Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                   ARTICLE VII

                                    THE AGENT

                  SECTION 7.01. Appointment and Authorization; "Agent". Each Bank hereby irrevocably (subject to Section 9.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  SECTION 7.02. Agent and Affiliates. Bank of America Illinois shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Bank of America Illinois and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

                  SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

                  SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 7.05. Liability of Agent. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in
Article III, except receipt of items required to be delivered to the Agent; or
(iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                  SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Agent hereunder.

                  SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                  SECTION 7.08. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                  SECTION 7.09. Agent's Fee. The Borrower shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Agent.

                  SECTION 7.10. Suspension of Agent. Until such time as a bank (other than Bank of America Illinois) becomes a party to this Agreement (whether pursuant to Section 9.05(c) or otherwise), all references herein to the Agent shall be deemed to refer to Bank of America Illinois in its capacity as the sole Bank.

                                  ARTICLE VIII

                             CHANGE IN CIRCUMSTANCES

                  SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Borrowing:

                  (a) the Agent determines that deposits in dollars (in the applicable amount) are not being offered to the Agent in the relevant market for such Interest Period, or

                  (b) the Required Banks determine the Adjusted London Interbank Offered Rate, as the case may be, will not adequately and fairly reflect the cost to the Banks of funding Euro-Dollar Loan, as the case may be, for such Interest Period.

the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Bank to make Euro-Dollar Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Bank at least one Domestic Business Day before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                  SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans, such Bank shall forthwith give notice thereof to the Borrower, the Agent and the Banks, whereupon until such Bank notifies the Borrower, the Agent and the other Banks that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice pursuant to this Section, the Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of the Bank, be otherwise disadvantageous to the Bank. If the Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from the Bank and the Bank shall make such a Base Rate Loan.

                  SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to the Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of the Bank or its Applicable Lending Office imposed by the jurisdiction in which the Bank's principal executive office or Applicable Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to any Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by any Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction.

                  (b) If any Bank determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) has or would have the effect of reducing the rate of return on the capital of such Bank as a consequence of, or with reference to, the Bank's commitments or its making or maintaining advances below the rate which the Bank (or its Parent) could have achieved but for which compliance (taking into account the policies of the Bank with regard to capital), then the Borrower shall from time to time, upon demand by the Bank (with a copy of such demand to the Bank), immediately pay to the Bank additional amounts sufficient to compensate the Bank for such reduction.

                  (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section, provided that the failure of the Bank to give such notice shall not affect such Bank's right to compensation pursuant to this Section. A certificate of such Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

                  SECTION 8.04. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) such Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent have elected that the provisions of this Section shall apply to the Bank, then, unless and until the Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                  (a) all Loans which would otherwise be made by the Banks as Euro-Dollar Loans, as the case may be, shall be made instead as Base Rate Loans, and

                  (b) after each of its Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telex number set forth on the signature page or pages hereto or
(z) in the case of any party, such other address or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Bank under Article II or Article VIII shall not be effective until received.

                  SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 9.03. Expenses; Documentary Taxes; Indemnification.
(a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel (including costs attributable to internal counsel), in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

                  (b) The Borrower agrees to indemnify the Bank and hold each Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Bank (or by the Agent in connection with its actions as Agent hereunder) in connection with any investigative, administrative or judicial proceeding (whether or not such Bank shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Bank shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

                  SECTION 9.04. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks,
(i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any commitment fees hereunder, except as provided below, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any commitment fees hereunder or for any reduction or termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or (v) amend the provision of this Section 9.04, and provided, further, that this Agreement may be amended to give effect to any increased fees, interest rates and/or margins agreed upon pursuant to Section
8.03 or to reduce or rescind any such increases previously agreed upon pursuant to Section 8.03, if such amendment is in writing and is signed by the Borrower and Banks having more than 50% in aggregate amount of the Commitment.

                  SECTION 9.05. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

                  (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of
Section 9.04 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection
(c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

                  (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement, in substantially the form of Exhibit E hereto, executed by such Assignee and such transferor Bank with (and subject to) the subscribed consent of the Borrower and the Agent, which consent shall not be unreasonably withheld, provided that if Bank is the transferor Bank and the Assignee is an affiliate of such Bank no such consent shall be required. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,000.

                  (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

                  (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                  SECTION 9.06. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed and construed in accordance with the laws of the State of Illinois. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extend permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  SECTION 9.07. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                  SECTION 9.08. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CHEMED CORPORATION,


                                       By:  _______________________________
                                            Title: Executive Vice President
                                                       -Treasurer

                                       2600 Chemed Center
                                       255 East Fifth Street
                                       Cincinnati, Ohio 45202-4726
                                       Telex number: ______________________



                                       BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION,
                                         As Agent


                                       By: ________________________________
                                           Title:

Commitment

$35,000,000                            BANK OF AMERICA ILLINOIS



                                       By: ________________________________
                                           Title:  Managing Director



$25,000,000                            PNC BANK, OHIO, NATIONAL ASSOCIATION



                                       By: ________________________________
                                           Title:



$25,000,000                            NBD BANK, N.A.



                                       By: ________________________________
                                           Title:

                                PRICING SCHEDULE

                  Each of "Margin" and "Facility Fee Rate" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

=================================================================================================================================
Ratio                      Level I          Level II        Level III          Level IV          Level V           Level VI
- ---------------------------------------------------------------------------------------------------------------------------------
Euro-Dollar                20 bps            23 bps           26 bps            29 bps           32 bps             35 bps
Margin
- ---------------------------------------------------------------------------------------------------------------------------------
Facility Fee               10 bps            12 bps           14 bps            16 bps           18 bps             20 bps
Rate
=================================================================================================================================

                  For purposes of this Schedule, the following terms have the following meanings:

                  "Adjusted Consolidated Net Worth" has the meaning given to that term in the Credit Agreement.

                  "bps" means basis points where a basis point equals 1/100 of one percent.

                  "Consolidated Funded Debt" has the meaning given to that term in the Credit Agreement.

                  "Pricing Level" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies at any date.

                  "Ratio" shall mean Consolidated Funded Debt to the sum of Consolidated Funded Debt and Adjusted Consolidated Net Worth.




                  "Level I Pricing" applies at any date if, at such date, the Borrower's Ratio is less than or equal to 30%.

                  "Level II Pricing" applies at any date if, at such date, the Borrower's Ratio is greater than 30% but less than or equal to 35%.

                  "Level III Pricing" applies at any date if, at such date, the Borrower's Ratio is greater than 35% but less than or equal to 40%.

                  "Level IV Pricing" applies at any date if, at such date, the Borrower's Ratio is greater than 40% but less than or equal to 45%.

                  "Level V Pricing" applies at any date if, at such date, the Borrower's Ratio is greater than 45% but less than or equal to 55%.

                  "Level VI Pricing" applies at any date if, at such date, no other Pricing Level applies.

                                                                       EXHIBIT A


                                      NOTE

                                                              Chicago, Illinois
                                                           ______________, 19__


                  For value received, Chemed Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of ________________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of 1850 Gateway Boulevard, Concord, California 94520.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is the Note referred to in the Amended and Restated Credit Agreement dated as of June 20, 1996, among the Borrower and the various Banks listed on the signature pages thereof, including _________________, and Bank of America National Trust and Savings Association, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                       CHEMED CORPORATION



                                       By:_____________________________________
                                          Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                     Amount of
                 Amount of        Type of            Principal            Maturity     Notation
Date               Loan             Loan              Repaid                Date        Made By


                                                                      EXHIBIT B


                              FORM OF BID LOAN NOTE


                                                                   June 20, 1996

         The undersigned for value received, promises to pay to the order of ______________ (herein called the Bank), at the offices of Bank of America National Trust and Savings Association located at 1850 Gateway Boulevard, Concord, California 94520 (herein called the Agent) or at such other offices as the Agent may specify from time to time, the principal amount of each Bid Loan made by the Bank to the undersigned from time to time from the date hereof up to the Termination Date pursuant to Section 2.06 of that certain Amended and Restated Credit Agreement dated as of June 20, 1996 as amended, supplemented or otherwise modified from time to time (herein called the Credit Agreement) by and between the undersigned, various banks (including the Bank) and the Agent, on the last day of the Interest Period for such Bid Loan. In any event, the aggregate unpaid principal amount of all Bid Loans shall be due and payable on the Termination Date.

         The aggregate unpaid principal amount from time to time of Bid Loans made by the Bank to the undersigned shall bear interest until paid at the rate(s) per annum provided in the Credit Agreement payable at such time(s) as is therein provided.

         All capitalized terms appearing herein are, unless otherwise indicated, used with the meanings assigned to such terms in the Credit Agreement.

         This promissory note is one of the Bid Loan Notes issued pursuant to the Amended and Restated Credit Agreement and evidences the indebtedness of the undersigned and incurred under, and is subject to the terms and provisions of, the Credit Agreement (and, if amended, all amendments thereto), to which reference is hereby made for a statement of said terms and provisions.

         The principal hereof and interest hereon are payable in lawful money of the United States of America in immediately available funds. Prior to any transfer of this Note, each Bid Loan made by the Bank to the undersigned under the Amended and Restated Credit Agreement (including any refinancing thereof), the interest rate and Interest Period applicable thereto and all payments of principal hereof by the undersigned to the Bank shall be endorsed on a grid schedule or grid schedules in the form of the schedule attached hereto and by this reference thereto made a part of this Note. Notwithstanding the foregoing, the failure to make, or an error in making, such endorsement shall not in any manner affect the obligation of the undersigned hereunder.

           THIS NOTE HAS BEEN MADE UNDER AND IS GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                            CHEMED CORPORATION

                                            By: _______________________________

                                            Title: ____________________________

Address:
2600 Chemed Center
255 East Fifth Street
Cincinnati, Ohio 55202-4726

                                    SCHEDULE

          Amount of          Interest           Maturity Date                   Amount of Principal          Name of Person
Date      Bid Loan             Rate           of Interest Period                     Repaid                  Making Notation
- ----      --------             ----           ------------------                      -----                  ---------------


                                                                      EXHIBIT C


                             COMPETITIVE BID REQUEST


                                                    _____________________, 1996


Bank of America National Trust
  and Savings Association,
  as Agent
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attention:  Agency Management Services #5596

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Credit Agreement dated as of June 20, 1996 (as amended from time to time, the "Credit Agreement"), by and among Chemed Corporation (the "Company"), the Banks party thereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent"). Capitalized terms used herein have the meanings specified in the Credit Agreement.

         This is a Competitive Bid Request for Bid Loans pursuant to Section
2.04 of the Credit Agreement as follows:

         (i) The name of the Company making the Competitive Bid Request is Chemed Corporation.

         (ii) The Business Day of the proposed Bid Borrowing is ______________, 19__.

         (iii) The aggregate amount of the proposed Bid Borrowing is $_________________.

         (iv) The proposed Bid Borrowing to be made pursuant to Section 2.04 shall be comprised of [LIBOR] [Absolute Rate] Bid Loans.

         (v) The Interest Period[s] for the Bid Loans comprised in the Borrowing shall be ______________________, [___________________] and
         [__________________].

                                            CHEMED CORPORATION


                                            By:________________________________

                                            Title:_____________________________

                                                                    EXHIBIT C-1


                         INVITATION FOR COMPETITIVE BIDS



Via Facsimile

To the Banks Listed on Schedule A attached hereto:


Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of June 20, 1996 (as amended from time to time, the "Credit Agreement"), among Chemed Corporation (the "Company"), the Banks party thereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent"). Capitalized terms used herein have the meanings specified in the Credit Agreement.

         Pursuant to subsection 2.04 of the Credit Agreement, you are hereby invited to submit offers to make Bid Loans to the Company based on the following specifications:

         1.       Borrowing date: _______________, 199_;

         2.       Aggregate amount requested: $___________________;

         3.       [LIBOR Bid Loans] [Absolute Rate Bid Loans]; and

         4.       Interest Period[s]: ____________________, [________________]
                  and [________________].


         All Competitive Bids must be in the form of Exhibit C-2 to the Credit Agreement and must be received by the Agent no later than [__:__] a.m. (San Francisco time) on ___________, 199_.


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as Agent



                                            By: _______________________________
                                            Title: ____________________________

                                   Schedule A

                                  List of Banks



Bank of America National Trust
 and Savings Association, as a Bank

         Facsimile: (415) 622-____


[Bank]


         Facsimile: (___) ___-____


[Bank]


         Facsimile: (___) ___-____


[Bank]


         Facsimile: (___) ___-____


[Bank]


         Facsimile: (___) ___-____

                                                                    EXHIBIT C-2


                             FORM OF COMPETITIVE BID


                                                         ________________, 199_


Bank of America National Trust
 and Savings Association,
 as Agent
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attention: Agency Management Services #5596

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Credit Agreement dated as of June 20, 1996 (as amended from time to time, the "Credit Agreement"), by and among Chemed Corporation (the "Company"), the Banks party thereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent"). Capitalized terms used herein have the meanings specified in the Credit Agreement.

         In response to the Competitive Bid Request of the Company dated _____________, 199_ and in accordance with subsection 2.04 of the Credit Agreement, the undersigned Bank offers to make [a] Bid Loan[s] thereunder in the following principal amount[s] at the following interest rates for the following Interest Period[s]:

Date of Borrowing: ________________, 199_

Aggregate Maximum Bid Amount:  $__________________

Principal                    Principal                    Principal
Amount $_________            Amount $_________            Amount $_________


 Interest:                   Interest:                    Interest:
[Absolute                   [Absolute                    [Absolute
 Rate __%, __%, __%]         Rate __%, __%, __%]          Rate __%, __%, __%]


 or

[LIBOR                      [LIBOR                       [LIBOR
 Margin +/- __%,             Margin +/- __%,              Margin +/- __%,
 +/- __%, +/- __%]           +/- __%, +/- __%]            +/- __%, +/- __%]


Interest                    Interest                     Interest
Period __________           Period __________            Period __________


                                            [NAME OF BANK]


                                            By: _______________________________
                                            Title: ____________________________

                                                                      EXHIBIT D


                             OPINION OF THE GENERAL
                             COUNSEL OF THE BORROWER


                                                           _______________, 19__


Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Dear Sirs:

                  I am Secretary and Vice President of Chemed Corporation (the "Borrower") and, in such capacity, have acted for it in connection with the Amended and Restated Credit Agreement dated as of June 20, 1996 (the "Credit Agreement") among the Borrower, the various Banks listed on the signature pages thereof and Bank of America National Trust and Savings Association, as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

                  I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, I am of the opinion that:

                  1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any

Lien on any asset of the Borrower or any of its Subsidiaries.

                  3. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute a valid and binding obligation of the Borrower.

                  4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of the Credit Agreement or the Notes.

                  5. Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                                       Very truly yours,

                                                                      EXHIBIT E


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                  AGREEMENT dated as of ____________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee") and CHEMED CORPORATION (the "Borrower").

                               W I T N E S S E T H

                  WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Amended and Restated Credit Agreement dated as of June 20, 1996 among the Borrower, the Assignor and Bank of America National Trust and Savings Association as Agent (the "Credit Agreement");

                  WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $________________;

                  WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $___________ are outstanding at the date hereof; and

                  WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $_______________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                  SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee and the Borrower and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

                  SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $______________.* It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Amended and Restated Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  SECTION 4. Consent of the Borrower. This Agreement is conditioned upon the consent of the Borrower pursuant to Section 8.05(c) of the Credit Agreement. The execution of this Agreement by the Borrower is evidence of this consent. Pursuant to Section 8.05(c) the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

                  SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for

- --------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

making its own independent appraisal of the business, affairs and financial condition of the Borrower.

                  SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

                  SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                       [ASSIGNOR]


                                       By______________________________________
                                           Title:



                                       [ASSIGNEE]


                                       By______________________________________
                                           Title:



                                       CHEMED CORPORATION


                                       By______________________________________
                                           Title:

                                   SCHEDULE 1

                      EXISTING LIENS AT THE EFFECTIVE DATE


                                 PLEASE COMPLETE

DESCRIPTION OF INSTRUMENT    OBLIGOR    OBLIGEE    DESCRIPTION OF COLLATERAL    SHORT-TERM    LONG-TERM    TOTAL
